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                                 PLAN AMENDMENT

         PLAN AMENDMENT to the 1996 EXECUTIVE STOCK OPTION PLAN, effective as of October 30, 1996 (the "Plan"), of CSK AUTO CORPORATION (the "Corporation"). Terms used but not defined in this Amendment have the respective meanings assigned to them in the Plan.

         The Board of Directors of the Corporation, acting as a whole, and pursuant to Section 14 of the Plan, amends the Plan as follows:

         1. AMENDMENT. (a) Section 23 of the Plan is amended by changing the date in the final sentence of such Section to "February 10, 1998."

         (b) Section 2 of the Plan is amended by deleting the number "21,000" in the first sentence, and replacing it with the number "40,000".

         (c) Section 4 of the Plan is amended by changing the definition of the "162(m) Maximum" from "18,000" shares to "40,000" shares.

         2. NO OTHER AMENDMENTS. Except as expressly amended hereby, the Plan is and shall remain in full force and effect.

         3.  EFFECTIVE DATE.  Once duly executed and approved pursuant to
Section 14, this Amendment shall be effective as of October 29, 1997.